Exhibit 99.1

Akoustis Reports First Quarter FY24 Results

●	Q1 Revenue Up 26% Year-Over-Year, In-Line with Prior Guidance

●	Guiding Revenue Flat in December Quarter, then 18 to 25% Growth with Record Revenue Projected in March Quarter

●	Growth, Cost Savings Initiatives, Chips ITC Refund Support Operating Cash Flow Breakeven <1 Year Away

●	Robust Customer Activity in Wi-Fi AP, 5G Infrastructure, Defense, Timing Control, Semiconductor Back-End Services Plus Multiple Design Wins for Next-Generation Wi-Fi 7 Consumer-Focused OEMs

●	Company to Host Investor Update Call Today at 8:00 am ET

Charlotte, N.C., November 13, 2023 (GLOBE NEWSWIRE) – Akoustis Technologies, Inc. (NASDAQ: AKTS) (“Akoustis” or the “Company”), an integrated device manufacturer (IDM) of patented bulk acoustic wave (BAW) high-band RF filters for mobile and other wireless applications, today announced first fiscal quarter results for the period ended September 30, 2023. Revenue was up 26% year-over-year to $7.0 million, in line with the Company’s guidance.

Based on hundreds of active customers, robust activity in the sales and design win pipelines, and the semiconductor services business, as well as new product introductions in Wi-Fi 6E and Wi-Fi 7 and 5G infrastructure the Company expects, as previously guided, to report the December quarter to be flat. Looking ahead, the Company expects return to record revenue in the March quarter of up 18 to 25% in the $8.3 to $8.8 million range.

Over the past several months we have undertaken significant expense reductions and cost saving measures that we estimate will reduce our operating cash flow burn rate below $8 million for the December quarter. Given the top-line projections, the Chips ITC refund, and a full quarter of cost savings, we currently expect operating cash burn to be below $6 million in the March quarter with operating cashflow breakeven less than one year away.

Jeff Shealy, founder and CEO of Akoustis, stated, “Maintaining strategic focus, Akoustis persists in driving advancements within the Wi-Fi AP, 5G Infrastructure, and Automotive sectors. Our sales growth is being driven by multiple factors including Wi-Fi 7 design wins with Tier-1 and Tier-2 consumer equipment manufacturers, XBAW® foundry orders in the 5G mobile and defense markets, and the introduction of Akoustis’ latest single-crystal piezoelectric nanomaterials and XP3F technology to extend XBAW® to frequencies up to 18 GHz.” Mr. Shealy continued, “While the Company continues to drive robust pipeline activity especially in the Wi-Fi space, we have strategically undertaken significant internal expense reductions and cost saving measures that we estimate will reduce our operating expenses annually up to $14 million and in turn extend our cash runway to operating cashflow breakeven.”

Recent Business Highlights

●	Received two Wi-Fi 7 4x4 MU-MIMO filter design wins from tier-1 & 2 consumer Wi-Fi OEMs with expected production ramp in March quarter of calendar 2024

●	Received a Wi-Fi 6E 2x2 MU-MIMO filter design win from Tier-2 Wi-Fi OEM with expected production ramp in March quarter of calendar 2024

●	Secured a design win for XBAW® RF filters from tier-2 network infrastructure OEM for mMIMO base station with expected production ramp in second quarter of calendar year 2024

●	Signed multi-million dollar DARPA phase II COFFEE contract to advance development of high-frequency XBAW® and XP3F technology

●	Deployed new, advanced, single-crystal AIScN XBAW® technology and started sampling new filter with tier-1 Wi-Fi 7 enterprise customer

●	Started production ramp with international engineering and technology company supplying timing products for an electric water metering application

●	Introduced new Wi-Fi 6E/Wi-Fi 7 BAW filter and began sampling to multiple customers

●	Shipped two new BAW filters using XBAW® foundry process to 5G mobile and Wi-Fi RF front-end customer

●	Accepted new foundry purchase order for final iteration of three XBAW® designs for tier-2 5G mobile and Wi-Fi RF front-end customer for release in first half calendar year 2024

●	Received new purchase order as a foundry supplier supporting new DARPA contract for timing control applications in September quarter and expect additional shipments throughout fiscal year 2024.

●	The Company’s XBAW® patent portfolio grew to 105 issued and licensed patents, plus 107 patents pending as of October 31, 2023

Akoustis will host an investor call to provide a business update and outlook, followed by a Q & A session, this morning at 8:00 am ET. The call-in numbers are 877-407-3982 (domestic) and 201-493-6780 (international). The conference call will be webcast live on the Company’s website and will be available for playback at the following URL: https://ir.akoustis.com/ir-calendar.

Akoustis maintains its momentum with robust demand and an expanding sales pipeline for its XBAW® filter products, in addition to its new XBAW®/SAW resonator and oscillator products, and semiconductor back-end services. The company continues to secure new Wi-Fi design wins in its target markets including Wi-Fi, 5G Infrastructure, and Automotive, many of which are slated to ramp into production in the coming months.

First Fiscal Quarter Financial Performance

Akoustis Technologies, Inc.

Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	September 30,	June 30,
	2023	2023
Assets
Assets:
Cash and cash equivalents	$25,787	$43,104
Accounts receivable, net	3,942	4,753
Inventory	6,182	7,548
Other current assets	2,672	4,440
Total current assets	38,583	59,845

Property and equipment, net	58,140	57,826
Goodwill	14,559	14,559
Intangibles, net	14,531	15,241
Operating lease right-of-use asset, net	1,261	1,374
Other assets	73	72
Total Assets	$127,147	$148,917

Liabilities and Equity
Current Liabilities:
Accounts payable and accrued expenses	$15,124	$17,027
Deferred revenue	312	105
Operating lease liability	460	439
Total current liabilities	15,896	17,571

Long-term Liabilities:
Convertible notes payable, net	41,488	43,347
Operating lease liability	854	976
Promissory note payable	1,000	667
Other long-term liabilities	117	117
Total long-term liabilities	43,459	45,107

Total Liabilities	59,355	62,678

Stockholders’ Equity
Preferred stock, par value $0.001: 5,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.001 par value; 125,000,000 shares authorized; 72,463,465, and 72,154,647 shares issued and outstanding at September 30, 2023 and June 30, 2023, respectively	72	72
Additional paid in capital	358,405	356,522
Accumulated deficit	(290,685)	(270,355)
Total Stockholders’ Equity	67,792	86,239
Total Liabilities and Stockholders’ Equity	$127,147	$148,917

Akoustis Technologies, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2023	For the Three Months Ended September 30, 2022
Revenue	$7,002	$5,566

Cost of revenue	8,086	6,453

Gross profit (loss)	(1,084)	(887)

Operating expenses
Research and development	10,346	10,097
General and administrative expenses	10,224	6,982
Total operating expenses	20,570	17,079

Loss from operations	(21,654)	(17,966)

Other (expense) income
Interest (expense) income	(485)	(743)
Other (expense) income	(3)	(14)
Change in fair value of contingent consideration	—	(446)
Change in fair value of derivative liabilities	2,014	21
Total other (expense) income	1,526	(1,182)
Net loss before income taxes	$(20,128)	$(19,148)

Income Taxes	1	(57)

Net Loss	$(20,129)	$(19,091)

Net loss per common share - basic and diluted	$(0.28)	$(0.33)

Weighted average common shares outstanding - basic and diluted	72,306,689	57,154,393

The following non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures exclude significant expenses that are required by GAAP to be recorded in the Company’s financial statements and are subject to inherent limitations. Please see reconciliations to comparable GAAP measures below and descriptions of these non-GAAP measures under “non-GAAP measures.”

Non-GAAP operating loss and non-GAAP net loss for the quarters ended September 30, 2023, and 2022 were as follows:

Akoustis Technologies, Inc.

Unaudited Reconciliations of Non-GAAP Financial Measures

	Three Months Ended
(in thousands)	September 30, 2023	September 30, 2022
GAAP operating loss	$(21,654)	$(17,966)
Amortization of acquisition-related intangible assets	348	348
Recognition of acquisition-related promissory note	333	-
Gain on sale of fixed assets	65	1
Common stock issued for services	1,884	2,349
Non-GAAP operating loss	$(19,025)	$(15,269)

Weighted average common shares outstanding - basic and diluted	72,306,689	57,154,393
Non-GAAP operating loss per common share - basic and diluted	$(0.26)	$(0.27)

	Three Months Ended
(in thousands)	September 30, 2023	September 30, 2022
GAAP net loss	$(20,129)	$(19,091)
Change in fair value of contingent consideration	-	446
Change in fair value of derivative liabilities	(2,014)	(21)
Amortization of acquisition-related intangible assets	348	348
Recognition of acquisition-related promissory note	333	-
Debt discount amortization	155	143
Gain on sale of fixed assets	65	1
Tax adjustments related to acquisitions	-	-
Common stock issued for services	1,884	2,349
Non-GAAP net loss	$(19,358)	$(15,825)

Weighted average common shares outstanding - basic and diluted	72,306,689	57,154,393
Non-GAAP net loss per common share - basic and diluted	$(0.27)	$(0.28)

Non-GAAP Measures

We regularly review a number of metrics, including non-GAAP operating loss and non-GAAP net loss, which are not financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP operating loss represents operating loss before common stock issued for services, amortization of acquisition-related intangible assets, recognition of acquisition-related promissory note, and gain or loss on the sale of fixed assets. Non-GAAP net loss represents net loss before change in fair value of contingent consideration, change in fair value of derivative liabilities, debt discount amortization, gain on extinguishment of debt, gain or loss on disposal of fixed assets, recognition of acquisition-related promissory note, amortization of acquisition-related intangible assets, tax adjustments related to acquisitions and common stock issued for services. The Company believes these non-GAAP measures provide useful information to management, investors, and financial analysts regarding certain financial and business trends relating to the Company’s financial condition and results of operations. We use these non-GAAP measures to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections, and make strategic decisions.

About Akoustis Technologies, Inc.

Akoustis® (http://www.akoustis.com/) is a high-tech BAW RF filter solutions company that is pioneering next-generation materials science and MEMS wafer manufacturing to address the market requirements for improved RF filters - targeting higher bandwidth, higher operating frequencies and higher output power compared to legacy polycrystalline BAW technology. The Company utilizes its proprietary and patented XBAW® manufacturing process to produce bulk acoustic wave RF filters for mobile and other wireless markets, which facilitate signal acquisition and accelerate band performance between the antenna and digital back end. Superior performance is driven by the significant advances of poly-crystal, single-crystal and other high purity piezoelectric materials and the resonator-filter process technology which enables optimal trade-offs between critical power, frequency and bandwidth performance specifications.

Akoustis plans to service the fast growing, multi-billion-dollar RF filter market, using its integrated device manufacturer (IDM) business model. The Company owns and operates a 125,000 sq. ft. ISO-9001:2015 registered commercial wafer-manufacturing facility located in Canandaigua, NY, which includes a class 100 / class 1000 cleanroom facility - tooled for 150-mm diameter wafers - for the design, development, fabrication and packaging of RF filters, MEMS and other semiconductor devices. Akoustis Technologies, Inc. is headquartered in the Piedmont technology corridor near Charlotte, North Carolina.

Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, each as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements about our estimates, expectations, beliefs, intentions, plans or strategies for the future (including our possible future results of operations, profitability, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition), the anticipated benefits of the acquisition of Grinding and Dicing Services, Inc., future cash flow and forecasts of breakeven point and expectations regarding funding under the CHIPS and Science Act, and the assumptions underlying such statements. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future,” and similar words (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Forward-looking statements are neither historical facts nor assurances of future results, performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to our inability to obtain adequate financing and sustain our status as a going concern; our limited operating history; our inability to generate revenues or achieve profitability; the results of our research and development activities; our inability to achieve acceptance of our products in the market; the possibility that the anticipated benefits from business acquisitions (including the acquisition of Grinding and Dicing Services, Inc.) will not be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of acquired businesses’ operations will be greater than expected and the possibility of disruptions to our business during integration efforts and strain on management time and resources; the impact of a pandemic or epidemic or a natural disaster, including the COVID-19 pandemic, the Russian-Ukrainian conflict and other sources of volatility on our operations, financial condition and the worldwide economy, including its impact on our ability to access the capital markets; increases in prices for raw materials, labor, and fuel caused by rising inflation; general economic conditions, including upturns and downturns in the industry; shortages in supplies needed to manufacture our products, or needed by our customers to manufacture devices incorporating our products; our limited number of patents; failure to obtain, maintain, and enforce our intellectual property rights; claims of infringement, misappropriation or misuse of third party intellectual property, including the lawsuit filed by Qorvo, Inc. in October 2021, that, regardless of merit, could result in significant expense and negatively impact our business results; our inability to attract and retain qualified personnel; our reliance on third parties to complete certain processes in connection with the manufacture of our products; product quality and defects; existing or increased competition; our ability to successfully manufacture, market and sell products based on our technologies; our ability to meet the required specifications of customers and achieve qualification of our products for commercial manufacturing in a timely manner; our inability to successfully scale our New York wafer fabrication facility and related operations while maintaining quality control and assurance and avoiding delays in output; the rate and degree of market acceptance of any of our products; our ability to achieve design wins from current and future customers; contracting with customers and other parties with greater bargaining power and agreeing to terms and conditions that may adversely affect our business; risks related to doing business in foreign countries, including China; any security breaches, cyber-attacks or other disruptions compromising our proprietary information and exposing us to liability; our failure to innovate or adapt to new or emerging technologies, including in relation to our competitors; our failure to comply with regulatory requirements; results of any arbitration or litigation that may arise; stock volatility and illiquidity; dilution caused by any future issuance of common stock or securities that are convertible into or exercisable for common stock; our failure to implement our business plans or strategies; and our ability to maintain effective internal control over financial reporting. These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequently filed Quarterly Reports on Form 10-Q. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this document speak only as of the date hereof and, except as required by law, we undertake no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in our expectations.

Contact:

COMPANY:
Kenneth Boller
Akoustis Technologies
Chief Financial Officer
(704) 274-3598
kboller@akoustis.com